UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 3, 2019

(Date of earliest event reported)

Corvus Gold Inc.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-55447 (Commission File Number)	98-0668473 (IRS Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia Canada (Address of principal executive offices)	N/A (Zip Code)

Registrant’s telephone number, including area code:   (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On October 3, 2019, Corvus Gold Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and BMO Nesbitt Burns Inc. (the “Underwriter”).

Pursuant to the Underwriting Agreement, the Company has agreed to sell and the Underwriter has agreed to purchase on the closing date of the Offering, an aggregate of 10,000,000 common shares of the Company (the “Offered Shares”) at a price of $2.00 per Offered Share, payable in cash to the Company against delivery of such Offered Shares, subject to the terms and conditions of the Underwriting Agreement. The Offering Price was determined based on arm’s length negotiations between the Company and the Underwriter.

The obligations of the Underwriter under the Underwriting Agreement may be terminated at its discretion on the basis of certain stated events. The Underwriter is, however, obligated to take up and pay for all of the Offered Shares if any of the Offered Shares are purchased under the Underwriting Agreement. Pursuant to the Underwriting Agreement, the Underwriter has reserved the right to form a selling group of appropriately registered dealers and brokers, with compensation to be negotiated between the Underwriter and such selling group participants, but at no additional cost to the Company.

The Underwriting Agreement provides that the Company will pay to the Underwriter the Underwriter’s Fee of $0.12 per Offered Share or Over-Allotment Share (as defined below), if any, sold pursuant to the exercise of the Over-Allotment Option, representing 6% of the gross proceeds per Offered Share or any Over-Allotment Share, as the case may be, for their services in connection with the distribution of the Offered Shares and Over-Allotment Shares.

The Company has granted to the Underwriter an over-allotment option (the “Over-Allotment Option”), exercisable in whole or in part in the sole discretion of the Underwriter for a period of 30 days from and including the closing date of the Offering, to purchase up to an additional amount of Offered Shares equal to 15% of the Offered Shares sold pursuant to the Offering, being 1,500,000 common shares (the “Over-Allotment Shares”) at the Offering Price, to cover over-allotments, if any, and for market stabilization purposes.

The Underwriter has generally agreed to purchase all of the Offered Shares sold under the Underwriting Agreement, other than the Over-Allotment Shares covered by the Over-Allotment Option described above. The Underwriting Agreement provides that the Underwriter’s obligation to purchase Offered Shares depends on the satisfaction of the conditions contained in the Underwriting Agreement including:

•	the representations and warranties made by the Company to the Underwriter are true;

•	there is no adverse material change in the Company’s business prior to the Closing Date; and

•	the Company delivers customary closing documents to the Underwriter.

The Company has agreed to indemnify the Underwriter, its affiliates and subsidiaries, and their respective directors, officers, employees, partners, agents, advisors and shareholders against certain liabilities and expenses, related to the Offering, including liabilities under the U.S. Securities Act of 1933, as amended. The Company has also agreed to contribute to payments the Underwriter may be required to make in respect of such liabilities.

The Company has agreed that during the period commencing on the Closing Date and ending on the date which is 90 days after the closing date of the Offering, not, without the prior written consent of the Underwriter, which consent will not be unreasonably withheld or delayed, directly or indirectly issue any Common Shares or securities or other financial instruments convertible into or having the right to acquire Common Shares (other than pursuant to rights or obligations under existing agreements, share compensation arrangements, up to 5% of the Company’s issued and outstanding Common Shares as of the Closing Date for the purposes of bona fide arm’s length mineral property acquisitions, or pursuant to securities or other instruments outstanding as of the Closing Date) or enter into any agreement or arrangement under which the Company acquires or transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares, whether that agreement or arrangement may be settled by the delivery of Common Shares or other securities or cash, or agree to become bound to do so, or disclose to the public any intention to do so.

The Company has also agreed to use its best efforts to cause certain directors and officers of the Company to enter into lock up agreements in favour of the Underwriter evidencing their agreement, not to sell, or agree to sell (or announce any intention to do so), any Common Shares or securities exchangeable or convertible into Common Shares for a period of 90 days from the closing date of the Offering without the prior written consent of the Underwriter, such consent not to be unreasonably withheld or delayed, subject to customary exceptions.

The Offering is registered under the Company’s shelf registration statement on Form S-3 (Registration No. 333-229516), including a base prospectus dated February 19, 2019, as supplemented by a preliminary prospectus supplement dated October 2, 2019 and a final prospectus supplement dated October 3, 2019. The Offering is being made concurrently in Canada pursuant to a Canadian Prospectus and Prospectus Supplement filed with the securities commissions or similar regulatory authorities in the Canada for the purpose of qualifying the Offered Shares for sale.

The above description of the material terms of the Underwriting Agreement is qualified in its entirety by the full terms and conditions of the Underwriting Agreement, attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 3, 2019*
5.1	Cassels Brock LLP Opinion*
99.1	Consent of Carl Brechtel*
99.2	Consent of Michael Cole*
99.3	Consent of Richard Delong*
99.4	Consent of Chirstopher Easton*
99.5	Consent of Jeffrey Pontius*
99.6	Consent of Scott Wilson*
99.7	Consent of Cassels Brock LLP (contained in Exhibit 5.1)*

* The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-229516), filed with the SEC on February 4, 2019, as declared effective on February 19, 2019, pursuant to the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC.

DATE: October 3, 2019	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius
President & Chief Executive Officer